UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 8, 2005

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
(Exact name of registrant specified in its charter)

California	0-15949	94-2862863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rowland Way, Suite 300, Novato, California	94945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(415) 878-4000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 8, 2005, International Microcomputer Software, Inc., a California corporation (“IMSI”), ACCM Acquisition Corp., a Delaware corporation (“Merger Sub”), AccessMedia Networks, Inc., a Delaware corporation (“AccessMedia”) and the stockholders of AccessMedia entered into an Agreement and Plan of Merger (the “Agreement”), under which Merger Sub will be merged with and into AccessMedia (the “Merger”), with AccessMedia continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of IMSI. Under the Agreement, IMSI will issue 25,000,000 shares of common stock to AccessMedia’s stockholders, representing approximately 43% of IMSI’s outstanding stock at such time. Following the closing, IMSI may issue up to 46,000,000 additional shares to AccessMedia’s stockholders if AccessMedia achieves certain revenue goals prior to December 31, 2008 (subject to certain extensions as provided in the Agreement). The closing of the transaction is anticipated to occur in October 2005. Concurrent with the closing, IMSI intends to change its name to Broadcaster, Inc. The Agreement has been approved by the Boards of Directors of IMSI and AccessMedia, and the transactions contemplated thereby are subject to the approval of the stockholders of IMSI and other customary closing conditions. Baytree Capital Associates, LLC ("Baytree Capital") acted as financial advisor to IMSI in connection with the Merger. Michael Gardner, chairman and chief executive officer of Baytree Capital, is a stockholder of AccessMedia. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Concurrently with the execution of the Agreement, Martin Wade, the chief executive officer and a director of IMSI, and two other significant stockholders of IMSI entered into a Parent Voting Agreement (the “Parent Voting Agreement”) with Parent whereby each such executive officer and stockholder has agreed, among other things, to vote their shares of IMSI common stock in favor of the Merger. The foregoing description of the Parent Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Parent Voting Agreement, the form of which is filed as Exhibit B to Exhibit 2.1 hereto and is incorporated herein by reference.

In connection with the Merger, IMSI will file a proxy statement for IMSI’s special stockholder meeting with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the proposed Merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by IMSI with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by IMSI with the Securities and Exchange Commission may also be obtained from IMSI by directing a request to Investor Relations at IMSI (telephone (415) 878-4000). IMSI and its directors and its executive officers may be deemed, under SEC rules, to be soliciting proxies from IMSI’s stockholders in favor of the proposed merger. Information regarding the identity of these persons, and their interests in the solicitation, will be set forth in a Schedule 14A to be filed with the SEC, and will be available free of charge at the SEC website and public reference rooms, and from the IMSI corporate secretary.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Concurrently with execution of the Agreement, IMSI entered into a Joint Operating Agreement (the “Joint Operating Agreement”), under which IMSI agreed to loan AccessMedia up to $3,000,000 prior to the closing of the Merger pursuant to a joint operating plan and an operating budget to be delivered to a joint operating committee comprised of representatives of IMSI and AccessMedia. Upon the closing of the Merger, any promissory notes evidencing the loan and interest thereon will be surrendered to AccessMedia without payment and treated as a capital contribution to AccessMedia on its books and records. Upon the termination of the Agreement, any promissory notes and interest thereon shall convert into the right to receive preferred stock of AccessMedia, the terms of which are set forth in the Certificate of Designation, the form of which is filed as Exhibit B to the Joint Operating Agreement and is incorporated herein by reference. The foregoing description of the Joint Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Joint Operating Agreement, the form of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits. The following documents are filed as exhibits to this report:

2.1
Agreement and Plan of Merger dated as of August 8, 2005, by and among International Microcomputer Software, Inc., ACCM Acquisition Corp., AccessMedia Networks, Inc., and the stockholders of AccessMedia Networks, Inc., including the form of Parent Voting Agreement attached as Exhibit B thereto and the form of Joint Operating Agreement attached as Exhibit C thereto.

2.2
Joint Operating Agreement dated as of August 8, 2005, between International Microcomputer Software, Inc. and AccessMedia Networks, Inc., including the form of Certificate of Designation attached as Exhibit B thereto.

99.1	Press Release dated August 8, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

Date: August 9, 2005	By:	/s/ Martin Wade, III

Name: Martin Wade, III Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

2.1
Agreement and Plan of Merger dated as of August 8, 2005, by and among International Microcomputer Software, Inc., ACCM Acquisition Corp., AccessMedia Networks, Inc., and the stockholders of AccessMedia Networks, Inc., including the form of Parent Voting Agreement attached as Exhibit B thereto and the form of Joint Operating Agreement attached as Exhibit C thereto.

2.2
Joint Operating Agreement dated as of August 8, 2005, between International Microcomputer Software, Inc. and AccessMedia Networks, Inc., including the form of Certificate of Designation attached as Exhibit B thereto.

99.1	Press Release dated August 8, 2005.